SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

For Certain MFS® Funds

Effective immediately, the following language within the main section entitled "Description of Share Classes":
In addition, MFD may accept, in its sole discretion, investments in Class I shares from purchasers not listed above.

Is restated in its entirety as follows:
In addition, Class I shares are also available to other institutional investors who have entered into an agreement with MFD to purchase Class I shares and investors who purchase shares through brokerage programs of certain financial intermediaries that have entered into an agreement with MFD to offer Class I shares through such programs.

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